Note 2: Summary of Significant Accounting Practices: Oil and Gas Revenue Recognition (Policies)	12 Months Ended
May 31, 2013
Policies
Oil and Gas Revenue Recognition

OIL AND GAS REVENUE RECOGNITION

Oil and gas sales are recognized when production is sold to a purchaser at a fixed or determinable price, delivery has occurred, title has transferred, and collectability of the revenue is probable. Delivery occurs and title is transferred when production has been delivered to a pipeline, railcar, truck, or a tanker lifting has occurred. Cash received relating to future production is deferred and recognized when all revenue recognition criteria are met. Taxes assessed by governmental authorities on oil and gas sales are included in the Cost of Goods in the accompanying Consolidated Statements of Operations.